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                                                                   Exhibit 10.30

                            Translation from Russian

                                     LICENSE
                     FOR THE RIGHT TO USE MINERAL RESOURCES

              HAB                     10650                      BE
            series                    number                    type

Issued to: Closed Joint Stock Company "Tas-Yurjah" Mining Company

in the person of: General Director V.A. Kravtsov.

Goal and types of operations: mining of ore gold at the Tas-Yurjah deposit.

The area is located: in the Ayan-Maya Region of the Khabarovsk Territory

Description of the boundaries of the area, coordinates of corner points, copies of topo plans, cross sections, etc. are given in Appendix 3

The right to use the land plot was granted by: Head of the Administration of the

Ayan-Maya Region, Order # 107 dated June 5, 1996.

Copies of documents and description of the boundaries of the land plot are given in Appendix 3.

The area has the status of a mining allotment (claim)

Expiry date of the license: December 31, 2004.

The following documents form an integral part of this License:

      1.    Licensing Agreement -- 5 pages
      2. Resolution of the Administration of the Khabarovsk Territory and Dalgeolkom dated June 10, 1994 -- 1 page
      3. Order of the Head of Administration of the Ayan-Maya Region # 107 dated June 5, 1996 with an Annex -- 14 pages
      4. Approvals for the conduct of geological exploration at the Tas-Yurjah deposit for 1995 -- 7 pages
      5. Minutes of the State Committee on Reserves of the Ministry of Natural Resources of Russia # 423 dated April 4, 1997 -- 7 pages
      6. Order of the Ministry of Natural Resources of Russia and the Administration of the Khabarovsk Territory ## 83-r dated October 3, 1997 and 8.10-5012 dated October 23, 1997 -- 1 page
      7. A letter from JSC "Dalplaz" Mining Enterprise", ref. # 222/8 dated September 26, 1997 -- 1 page
      8. A letter from JSC "Tas-Yurjah" Mining Company", ref # 1-116 dated April 29, 1997 -- 1 page
      9. Certificate of State Registration of JSC "Tas-Yurjah" Mining Company" # 3132.16.2 -- 1 page.


Authorized representative                 Authorized representative
of the Ministry of Natural Resources      of the body of state power of the
of the Russian Federation                 subject of Federation

/s/ Boris A. Yatskevich                   /s/ Viktor M. Tevelevich
-----------------------                   -------------------------
Boris A. Yatskevich                       Viktor M. Tevelevich
May 20, 1998                               May 6, 1998


                             Head of the enterprise
                             securing a license

                             /s/ Valentin A. Kravtsov
                             ---------------------------
                             Valentin A. Kravtsov
                             May 6, 1998

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THE PIONEER GROUP, INC.

60 State Street
Boston, MA 02109-1820
617-742-7825

[PIONEER LOGO]

      The undersigned hereby certifies that the translation of License No. HAB 10650 BE for the Right to Use Mineral Resources dated as of May 6, 1998 issued by the Committee on Geology and Use of Mineral Resources of the Russian Federation to Closed Joint-Stock Company "Tas-Yurjah" Mining Company to which this certification is attached is a fair and accurate translation of the original document executed in Russian.

Dated: May 22, 2000

                                     /s/ Catherine Mannick
                                     ---------------------------------------
                                     Name: Catherine Mannick
                                     Title: Vice President and Assistant
                                     General Counsel, The Pioneer Group,
                                     Inc.